AGREEMENT OF ASSIGNMENT, ASSUMPTION AND RELEASE

THIS AGREEMENT is effective as of August 11, 2014, by and among:

San Lotus Holding Inc., a Nevada corporation (the "Assuming Party");

Green Forest Management Consulting Inc. (the "Debtor"); and

The Creditor (the "Creditor") listed on Exhibit A hereto.

WHEREAS, the Debtor is indebted to the Creditor under a promissory note in the aggregate principal sum of Three Billion Three Hundred Sixty Nine Million Three Hundred Three Thousand Six Hundred Ninety Three New Taiwan Dollars (TWD $3,369,303,693), identified in Exhibit B hereto (referred to as the "Liabilities").

WHEREAS, the Debtor wishes to assign and delegate its obligations under these Liabilities to the Assuming Party and the Assuming Party wishes to assume the obligations under the Liabilities.

NOW THEREFORE, in consideration of the mutual covenants hereinafter provided and other valuable consideration, the receipt and sufficiency of which are acknowledged, the parties agree:

1.       Assignment of the Liabilities. The Debtor assigns its rights and delegates the performance of all of its duties, liabilities and obligations under the Liabilities to the Assuming Party.

2.       Assumption of the Liabilities. The Assuming Party assumes and agrees with the Debtor and the Creditor to fully and faithfully discharge and perform all duties, liabilities and obligations of the Debtor under the Liabilities.

3.       Approval of Assignment and Assumption. The Creditor (a) approves, consents to, and accepts the assignment and delegation by the Debtor and to the Assuming Party for the payment and the performance of the Liabilities; and (b) forever release and discharge the Debtor from the Liabilities.

IN WITNESS WHEREOF, the parties hereto have set their hands.

San Lotus Holding Inc.

                                                                                                  /s/ Lo, Fun-Ming

By: /s/ Chen, Li Hsing                                                                                 Lo, Fun-Ming

         Chen, Li Hsing

Chairman of the Board

                                                                                                                  /s/ Yu, Chien-Yang

 Yu, Chien-Yang

Green Forest Management Consulting Inc.

                                                                                                                 Mao Ren International Inc

By:  /s/ Chiang, Yu-Chang

             Chiang, Yu-Chang

             Director                                                                             By:  /s/ Chen, Kuan-Yu

Chen, Kuan-Yu

Chairman of Board

Mao Ren International Inc.

No. 121 Songzhu North Rd.,

Beitun Dist., Taichung City, Taiwan (R.O.C.)

Exhibit A

PROMOSSORY NOTE HOLDERS

Note Holder	Land Lot	Land Number	(m2)	Total Area of Registered Land	Value of Interest (TWD)
Lo, Fun-Ming	Dataoping Section, Zaoqiao Township, Miaoli County, Taiwan (R.O.C.)	668, 668-1, 668-2, 669, 702, 706, 706-1, 706-17, 706-18	894,453.89	1,285,713.89	3,369,303,693
	Laotianliao Section, Touwu Township, Miaoli County, Taiwan (R.O.C.)	432-16, 432-31, 432-34, 432-36, 432-37, 444, 444-1, 444-8, 444-32, 449
Yu, Chien-Yang	Dataoping Section, Zaoqiao Township, Miaoli County, Taiwan (R.O.C.)	64, 66, 67-1, 68, 70, 71, 81-3, 81-4, 83-2, 539, 628, 628-3, 628-5, 628-6, 647-1, 647-7, 647-12, 647-18, 647-20, 655-7, 655-11, 661-2, 690, 699-5, 699-22, 699-28, 699-29, 699-30, 706-2, 706-9	386,673
Mao Ren International Inc.	Dataoping Section, Zaoqiao Township, Miaoli County, Taiwan (R.O.C.)	664, 665, 655-9, 666, 661-1, 661-4, 667	4,587

Exhibit B

GREEN FOREST MANAGEMENT CONSULTING INC.

FORM OF PROMISSORY NOTE

TWD $3,369,303,693

Dated: August 11, 2014

For value received, and pursuant to the Land Sale and Purchase Agreement dated August 11, 2014, Green Forest Management Consulting Inc. promises to pay the Sellers of certain lots of land in Zaoqiao Township and Touwu Township, Miaoli County, Taiwan (R.O.C.), Yao De International Recreation Incorporation, Yu, Chien-Yang and Mao Ren International Inc. (the "Land Sellers") the sum of Three Billion Three Hundred Sixty Nine Million Three Hundred Three Thousand Six Hundred Ninety Three New Taiwan Dollars (TWD $3,369,303,693). The Land Sellers' ownership interest in this Promissory Note is detailed on Annex A to this Promissory Note.

The sum shall be repaid to the Land Sellers on or before August 11, 2014 according to the instructions of the Land Sellers.

Green Forest Management Consulting Inc.

By:  /s/ Chiang, Yu-Chang

Chiang, Yu-Chang

Director

Green Forest Management Consulting Inc.

Rm. B302C, 3F.-2, No. 185, Kewang Rd.

Longtan Township, Taoyuan County 325

Taiwan (R.O.C.)

Annex A

PROMOSSORY NOTE HOLDERS

Note Holder	Land Lot	Land Number	(m2)	Total Area of Registered Land	Value of Interest (TWD)
Lo, Fun-Ming	Dataoping Section, Zaoqiao Township, Miaoli County, Taiwan (R.O.C.)	668, 668-1, 668-2, 669, 702, 706, 706-1, 706-17, 706-18	894,453.89	1,285,713.89	3,369,303,693
	Laotianliao Section, Touwu Township, Miaoli County, Taiwan (R.O.C.)	432-16, 432-31, 432-34, 432-36, 432-37, 444, 444-1, 444-8, 444-32, 449
Yu, Chien-Yang	Dataoping Section, Zaoqiao Township, Miaoli County, Taiwan (R.O.C.)	64, 66, 67-1, 68, 70, 71, 81-3, 81-4, 83-2, 539, 628, 628-3, 628-5, 628-6, 647-1, 647-7, 647-12, 647-18, 647-20, 655-7, 655-11, 661-2, 690, 699-5, 699-22, 699-28, 699-29, 699-30, 706-2, 706-9	386,673
Mao Ren International Inc.	Dataoping Section, Zaoqiao Township, Miaoli County, Taiwan (R.O.C.)	664, 665, 655-9, 666, 661-1, 661-4, 667	4,587